Firstar Funds

                       Money Market Fund
                Institutional Money Market Fund
                U.S. Treasury Money Market Fund
               U.S. Government Money Market Fund
                 Tax-Exempt Money Market Fund
                  Short-Term Bond Market Fund
                  Intermediate Bond Market Fund
                Tax-Exempt Intermediate Bond Fund
                      Bond IMMDEX/TM Fund
                     Balanced Income Fund
                     Balanced Growth Fund
                    Growth and Income Fund
                      Equity Index Fund
                         Growth Fund
                     Special Growth Fund
                     Emerging Growth Fund
                        MicroCap Fund
                  International Equity Fund


                         June 18, 1999


Supplement to the Prospectus dated March 1, 1999 (as amended May 24, 1999)



Page 69

The section under "Institutional Shares" is replaced with the following:

- No sales charge

- Available for:

     - Trust, agency or custodial accounts opened through Firstar Bank Milwaukee, NA.;

     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned institutional shares prior to June 18, 1999). Plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration will become eligible for institu-tional shares when such plans grow to $1 million or greater as further described in the SAI;

     - all clients of FIRMCO; and

     - those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Water-house Securities, Inc. and Jack White, a division of Waterhouse Securities, Inc. Check with your broker-dealer to see if you qualify for institutional shares.

The following is inserted after the section "Retail B Shares:"

A securities dealer, broker, financial institutional or other industry pro-fessional ("Shareowner Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Page 70

The following is added to the section, "Waivers - Retail A Shares:"

(e) employer-sponsored qualified retirement plans administered by Firstar with assets less than $1 million at the time Firstar begins plan admini-stration which commenced administration by Firstar on or after June 18, 1999

(f) those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace/R. Check with your broker-dealer to see if you qualify for this exemption


Page 75

The following is added after the section, "Additional Information on Buying Shares:"

The Funds may authorize one or more brokers and other shareowner organi-zations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareowner organizations to designate other inter-mediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareowner organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareowner organization or intermediary. Shareowner organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareowners should contact their shareowner organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareowner organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.